SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 3, 2003

RSA Security Inc.

(Exact name of registrant as specified in charter)

Delaware	000-25120	04-2916506

(State or other juris- diction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

174 Middlesex Turnpike, Bedford, Massachusetts	01730

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 515-5000

N/A

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

(c)	Exhibits

               See the Exhibit Index attached to this Report.

Item 9. Regulation FD Disclosure.

               RSA Security Inc. is filing this current report on Form 8-K for the purpose of furnishing to the Securities and Exchange Commission as Exhibit 99.1 its presentation entitled Seamless and Transparent e-Security Solutions for Competitive Advantage, dated February 3, 2003, which is incorporated herein by reference.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 4, 2003		RSA Security Inc.

(Registrant)

	By:	/s/Jeffrey D. Glidden

Jeffrey D. Glidden Senior Vice President, Finance and Operations, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Presentation entitled Seamless and Transparent e-Security Solutions for Competitive Advantage of RSA Security Inc., dated February 3, 2003.